EXHIBIT 10(Z)

                             FIRST AMENDMENT TO THE
                     2005 MANAGEMENT STOCK INCENTIVE PLAN OF
                                EMCOR GROUP, INC.

      This First Amendment to the 2005 Management Stock Incentive Plan of EMCOR Group, Inc. (the "Plan") is made as of December 14, 2006.

      WHEREAS, pursuant to Section 15 of the Plan, the Plan may be amended by the Board of Directors of EMCOR Group, Inc. (the "Company"); and

      WHEREAS, on the date hereof, the Board of Directors of the Company unanimously voted pursuant to a motion duly made and seconded to amend the Plan.

      NOW THEREFORE, the Plan is hereby amended so that Section 2(k) thereof reads in its entirety as follows:

      "'Fair Market Value' means, as of a specified date, (i) if the Shares are listed on a national securities exchange, the closing sales price of a Share reported on such primary exchange on which the Shares are listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Shares are not listed on a national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the value determined by the Committee in good faith."

      IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                      EMCOR GROUP, INC.


                                      By            /s/ R. KEVIN MATZ
                                         ---------------------------------------
                                                      R. Kevin Matz
                                         Senior Vice President - Shared Services